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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549




                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): NOVEMBER 10, 2000



                              TBM HOLDINGS INC.
            (Exact Name of Registrant as Specified in its Charter)



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
                    FLORIDA                                   0-18707                          59-2824411
 (State or Other Jurisdiction of Incorporation)      (Commission File Number)       (IRS Employer Identification No.)
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                               136 MAIN STREET
                         WESTPORT, CONNECTICUT 06880
                   (Address of Principal Executive Office)

                                 203-227-6140
             (Registrant's telephone number, including area code)


                               (NOT APPLICABLE)
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On November 10, 2000, Blue Giant Equipment Corporation (the "Purchaser" or "Blue Giant"), a Canadian corporation and wholly owned subsidiary of TBM Holdings Inc., a Florida corporation (the "Company"), acquired substantially all of the property and assets of Blue Giant Limited (the "Seller"), a manufacturer of loading dock equipment, including dock levelers, elevating docks, edge of dock levelers, truck restraints, hydraulic lift tables and related parts and accessories. Based in Ontario, Canada, the Seller is a Canadian corporation and wholly owned subsidiary of CLARK Material Handling Company ("Clark"). The Purchaser also assumed specified liabilities of the Seller, including trade payables and liabilities and obligations arising under assumed contracts and with respect to the purchased assets and the Seller's business on or after the closing date. At the closing the Purchaser also purchased certain intellectual property from Blue Giant Corporation, also a subsidiary of Clark ("BGC"), which allows the Purchaser to manufacture wheeled products, including manual stackers and powered and manual pallet trucks. The Company intends to continue these operations.

         The purchase of assets from the Seller was effected pursuant to an Asset Purchase Agreement, dated October 19, 2000 (the "Asset Purchase Agreement"), between the Purchaser (formerly known as 1445833 Ontario Inc.) and the Seller.

         The purchase of intellectual property from BGC was effected pursuant to a Transfer Agreement, dated November 10, 2000 (the "Transfer Agreement"), between Blue Giant and BGC. The Transfer Agreement provides for the transfer from BGC to Blue Giant of specified patents, know-how and trademarks. In accordance with the terms of the Transfer Agreement, Blue Giant has acquired
(i) an undivided fifty percent interest in BGC's patents and know-how used in connection with the commercial production and use of specified products, and
(ii) all of BGC's interest in specified trademarks.

         The aggregate purchase price payable in respect of the acquisition was U.S. $11,000,000, consisting of (i) $9,500,000 in respect of the Seller's assets, and (ii) $1,500,000 in respect of the BGC intellectual property. The purchase price is subject to post-closing adjustments, as set forth in the Asset Purchase Agreement.

         The Company funded the acquisition through a combination of an equity investment by certain existing shareholders and secured debt. The equity investment portion of the purchase price, in the aggregate amount of approximately $6,000,000, was obtained pursuant to a private placement of a total of 923,077 restricted shares of the Company's Common Stock with two existing stockholders, at a price of $6.50 per share. The remaining $5,000,000 of the purchase price was provided by two term loans and a drawdown of a portion of the funds available under a revolving demand loan entered into by Blue Giant with the National Bank of Canada in connection with the acquisition.






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The loans are secured by a mortgage on Blue Giant's facility in Ontario,
Canada, and by Blue Giant's inventory and assets.

         The consideration for the acquisition was determined through arms' length negotiations between management of the Company on the one hand and Clark, the Seller and BGC on the other hand, which negotiations took into account the Seller's financial position, operating history, products and sales trends and other factors relating to its business. Prior to the closing of the acquisition, neither the Seller nor BGC had any material relationship with the Company, any affiliates of the Company, any director or officer of the Company or any associate of any such director or officer.

         In connection with the acquisition, Blue Giant and BGC, which has changed its name to Clark Alabama, have entered into reciprocal supply agreements, dated November 10, 2000 (the "Supply Agreements"). Pursuant to the Supply Agreements, each party has agreed to purchase from the other specified industrial trucks and related accessories, attachments and parts for distribution through their respective distribution networks. After the closing Blue Giant has the exclusive right to distribute such products in the United States and Canada under the name Blue Giant. Clark Alabama continues to have the right to distribute such products worldwide under the "CLARK" name. For a period of approximately four years, neither party may sell or lease the products that are manufactured by the other party to specified dealers which distribute products covered by the Supply Agreements. Any outstanding orders as of the closing, and all orders received by Clark Alabama after the closing, for products under the "Blue Giant" name are required to be forwarded to and processed by Blue Giant. Clark Alabama further agrees that it shall not distribute such products or related parts under the "Blue Giant" logo.

         The description contained herein does not purport to be complete and is qualified in its entirety by the (i) Asset Purchase Agreement, which has been previously filed with the Securities and Exchange Commission as Exhibit 2 to the Company's Current Report on Form 8-K, dated October 19, 2000, and (ii) the Transfer Agreement, which is attached hereto as Exhibit 2.2, each of which are incorporated herein by reference. The Company's press release dated November 10, 2000, relating to the acquisition, is attached to this Form 8-K as Exhibit 99.

         Statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements and are being provided in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified, without limitation, by use of the words "expects," "anticipates," "believes," "estimates," "intends" and similar expressions. All forward-looking statements are made as of the date hereof and are based on current management expectations and information available to the Company as of such date. The Company assumes no obligation to update any forward-looking statement. It is important to note that actual results could differ materially from historical results or those contemplated in the forward-looking statements. Forward-looking statements involve a number of





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risks and uncertainties and may include trend information. Readers are cautioned not to place undue reliance on any such forward-looking statements. For more information about the Company and risks arising when investing in the Company, investors are directed to the Company's most recent report on Form 10-KSB and most recent reports on Form 10-QSB as filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

         As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
Item 310(c) of Regulation S-B. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than January 24, 2001.

         (b)  Pro Forma Financial Information.

         As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
Item 310(d) of Regulation S-B. In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than January 24, 2001.

         (c)  Exhibits.

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
Exhibit No.                             Description
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
     2.1                   Asset Purchase Agreement, dated October 19, 2000,
                           between 1445833 Ontario Inc. and Blue Giant Limited
                           (incorporated into this Current Report on Form 8-K by reference to Exhibit 2 to the Company's Current
                           Report on Form 8-K, dated October 19, 2000, filed with the Commission on October 26, 2000).

     2.2 Transfer Agreement, dated November 10, 2000, between Blue Giant Corporation and Blue Giant Equipment Corporation. (Pursuant to Item 601(b)(2) of Regulation S-B, schedules and exhibits to the Transfer Agreement have been omitted. Such schedules and exhibits shall be provided supplementally to the Securities and Exchange Commission upon request.)

     99                    Press Release dated November 10, 2000.
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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TBM HOLDINGS INC.


Dated:    November 21, 2000       By:    /s/ William A. Schwartz
                                      ----------------------------------------
                                       William A. Schwartz
                                       President


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